Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Memorandum of Understanding

Business Collaboration to Establish the World’s First Commercial Nodule
Processing Plant in India to Serve Battery Cathode and Steel Manufacturing
Markets

This Memorandum of Understanding (the “MOU”) is made on 14th March 2022 between:

(1)	Epsilon Carbon Pvt. LTD., a company incorporated under the laws of India with CIN No: U24100MH2010PTC207156 and its correspondence address at 2nd & 3rd Floor, Upadrastha House, 48, Dr V.B. Gandhi Marg, Kala Ghoda Fort, Mumbai-400023, India (“EPSILON CARBON”); and

(2)	TMC The Metals Company Inc., a company organized under the laws of British Columbia, Canada with registered number BC0901047 and registered address at 10th Floor, 595 Howe Street, Vancouver, British Columbia V6C 2T5, Canada ("TMC").

EPSILON CARBON and TMC are hereinafter jointly referred to as the “Parties” and individually a “Party.”

This MoU is structured into the following sections:

1.	Background

2.	Strategic Intent

3.	Project Zero Plant: Pre-Feasibility Report (“PFR”)

4.	Project Zero Plant: Heads of Terms Agreement

Other than as contemplated in the section titled “Binding Provisions”, nothing herein shall be construed, interpreted, or otherwise deemed to be legally binding, and the Parties expressly acknowledge, except as specifically set forth below, and confirm that they do not intend to create any legal obligations by their signing of this MOU.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

1. Background

About TMC

TMC The Metals Company, Inc. (“TMC”) Established in 2011, TMC is a NASDAQ-listed Canadian company developing a polymetallic nodule resource found on the seafloor in the international waters of the Clarion Clipperton Zone (CCZ) and regulated by the International Seabed Authority. TMC holds exploration and commercial rights to three areas in the CCZ (NORI, TOML, Marawa) and has issued Canadian NI 43-101 and SEC SK 1300 compliant technical resource statements on two of its exploration contract areas (TOML and NORI). [***]

About EPSILON CARBON

Epsilon Carbon Pvt. Ltd., (“EPSILON CARBON”) Established in 2010, Epsilon Carbon Pvt Ltd is a leading manufacturer of coal tar derivatives and India's only backward-integrated company with a dedicated source of raw materials generated by the JSW Group’s steel manufacturing plant. EPSILON CARBON has entered the lithium-ion battery materials value chain in 2018 with the vision to develop and manufacture innovative, high performance and quality carbon products for anode components of lithium-ion batteries by founding a dedicated subsidiary Epsilon Advanced Materials Private Limited (“EPSILON ADVANCED MATERIALS”). The subsidiary is currently focused on the production of synthetic flake graphite, a precursor material used in battery anodes. EPSILON ADVANCED MATERIALS has built a greenfield plant with a commercial capacity of 2,500 tons per annum for anode precursor material (EMC series) and a pilot facility for coke powder (EMP series) and graphite anodes (EMG series). [***] To complement their presence in the anode space, EPSILON CARBON aims to produce cathode materials in India [***].

Interactions between parties to date

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

2. Strategic Intent

[***]

[***]

[***]

The intent of the Parties is to develop a greenfield Project Zero nodule processing plant in India wherein EPSILON CARBON would finance, permit, build, and operate the Project Zero Plant in India for the sole purpose of processing polymetallic nodules collected from NORI-D area. Moreover, the parties intend to jointly market manganese silicate to manganese alloy producers or their steel manufacturing customers in India, and precursors of battery cathode materials to global customers initially, and India subsequently, [***].

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

The high-level timeline contemplated by the Parties is as follows:

-	[***]

-	[***]

-	[***]

As the immediate next steps, the Parties will:

-	Complete a PFR for Project Zero Plant (incl. Rotary Kilns, Electric Arc Furnaces and Pierce-Smith Converters) at a suitable site in India with access to deep-water port and powered by renewables;

-	Start negotiating the commercial arrangement for Project Zero, and may mutually agree to enter into a binding Heads of Terms Agreement by September 30, 2022 to capture the commercial structure [***] of the Project Zero Plant.

3. Project Zero Plant: PFR

As mentioned in the timeline above, TMC and EPSILON CARBON currently intend to jointly complete a Pre-Feasibility Report (PFR) for Project Zero Plant in India [***].

Objective	The objective of the PFR is to establish feasibility and business case for a Project Zero Plant to process nodules from NORI-D area in the Clarion-Clipperton Zone to a NiCuCo matte and a Mn Silicate product at a selected site in India.
[***]	[***]
[***]	[***]

4. Project Zero Plant: Heads of Terms Agreement

TMC and EPSILON CARBON may mutually agree to enter into a binding Heads of Terms Agreement by September 30, 2022 to capture the commercial structure [***] of the Project Zero Plant.

[***]	[***] [***] [***]
Cooperation	During the Term (as defined below), the Parties agree to keep each other reasonably informed about any changes in circumstance which may affect the delivery of a completed PFR, or this MOU or, in the case of NORI, any changes in the timeline to issuance of the exploitation contract.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Public disclosure

Within three (3) business days of the execution of this MOU the Parties shall issue a joint press release in the form attached hereto as Exhibit A (the “Press Release”).

Except as set forth above, each Party shall not, without the prior written consent of the other Party issue any news release, advertisement or public communication in which any of the other Party, any of its affiliates or their respective activities or relationship with the Party are mentioned, except where the issuance of any news release or other public communication may be required by a Party in order to comply with applicable law or rules of a stock exchange.

Confidentiality	Each of the Parties agrees that the terms of the Confidentiality Agreement executed by the parties on December 9, 2021 continues to govern the information exchanged between the parties until the earlier of (i) the execution of the Heads of Terms Agreement and the Termination Date (as defined below).
Term	This MOU shall be valid from the date of execution until the earlier of (the “Term”) (i) mutual execution of the Heads of Terms Agreement or (ii) March 31, 2023 (the “Termination Date”).
Exclusivity	From the date of execution of this MOU until the Termination Date, the Parties mutually agree not to enter into any binding agreements with any third party for the construction and operation of a processing plant for polymetallic nodules such as the ones found on the seafloor of the international waters of the Clarion Clipperton Zone (CCZ).
Governing Law	This MOU shall be governed by, and construed in accordance with Indian law. The Courts of India will have exclusive jurisdiction in relation to any claim or dispute arising under this MOU. Each Party irrevocably waives any right it may have to object to any action being brought in those courts, to claim that the action has been brought in an inappropriate forum, or to claim that those courts do not have jurisdiction.
Binding Provisions	The only provisions of this MOU that are binding upon the Parties as of the execution of this MOU by both Parties are the paragraphs captioned (i) Cooperation, (ii) Confidentiality (iii) Term (iv) Exclusivity, (v) Public Announcements, (vi) Governing Law and (vii) Binding Provisions and the definition of any defined term used but not defined therein.
[***]	[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

[***]	[***]

/s/ Gerard Barron	/s/ Vikram Handa

Gerard Barron	Vikram Handa
Chairman and CEO	Managing Director
The Metals Company	Epsilon Carbon Pvt. Ltd.